UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2008
Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA		90503

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 972-4005
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
     The information set forth in Item 5.02 is incorporated by reference herein.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 27, 2008, Motorcar Parts of America, Inc. (the “Registrant”) entered into a third amendment to its employment agreement with Selwyn Joffe, its Chairman of the Board, President and Chief Executive Officer (the “Amendment”).
     Under the Amendment, Mr. Joffe’s term of employment has been extended from August 30, 2009 to August 31, 2012. All other terms and conditions of Mr. Joffe’s employment remain unchanged.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Amendment No. 3 to Employment Agreement (Selwyn Joffe)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.
Date: April 2, 2008	/s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment No. 3 to Employment Agreement (Selwyn Joffe)